DISCOVER FINANCIAL SERVICES								Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Mar 31, 2018 vs. Mar 31, 2017
EARNINGS SUMMARY
Interest Income	$2,569	$2,556	$2,476	$2,338	$2,278	$291	13%
Interest Expense	469	436	426	400	386	83	22%
Net Interest Income	2,100	2,120	2,050	1,938	1,892	208	11%
Discount/Interchange Revenue	646	717	675	666	596	50	8%
Rewards Cost	392	434	417	388	363	29	8%
Discount and Interchange Revenue, net	254	283	258	278	233	21	9%
Protection Products Revenue	53	54	55	56	58	(5)	(9%)
Loan Fee Income	96	96	95	83	89	7	8%
Transaction Processing Revenue	43	43	43	42	39	4	10%
Other Income	29	18	24	22	28	1	4%
Total Other Income	475	494	475	481	447	28	6%

Revenue Net of Interest Expense	2,575	2,614	2,525	2,419	2,339	236	10%

Provision for Loan Losses	751	679	674	640	586	165	28%

Employee Compensation and Benefits	405	411	371	367	363	42	12%
Marketing and Business Development	185	213	203	192	168	17	10%
Information Processing & Communications	82	80	78	77	80	2	3%
Professional Fees	155	189	163	156	147	8	5%
Premises and Equipment	26	26	25	23	25	1	4%
Other Expense	115	117	108	97	102	13	13%
Total Other Expense	968	1,036	948	912	885	83	9%

Income Before Income Taxes	856	899	903	867	868	(12)	(1%)
Tax Expense	190	512	301	321	304	(114)	(38%)
Net Income	$666	$387	$602	$546	$564	$102	18%

Net Income Allocated to Common Stockholders	$646	$359	$589	$532	$551	$95	17%

Effective Tax Rate	22.2%	57.0%	33.3%	37.1%	35.0%

Net Interest Margin	10.23%	10.28%	10.28%	10.11%	10.07%	16	bps
Operating Efficiency	37.6%	39.7%	37.5%	37.7%	37.9%	(30)	bps
ROE	25%	14%	22%	19%	20%
Capital Returned to Common Stockholders	$684	$657	$667	$547	$620	$64	10%
Payout Ratio	106%	183%	113%	103%	113%

Ending Common Shares Outstanding	351	358	366	375	382	(31)	(8%)
Weighted Average Common Shares Outstanding	355	362	371	379	386	(31)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	355	362	371	379	386	(31)	(8%)

PER SHARE STATISTICS
Basic EPS	$1.82	$0.99	$1.59	$1.41	$1.43	$0.39	27%
Diluted EPS	$1.82	$0.99	$1.59	$1.40	$1.43	$0.39	27%
Common Stock Price (period end)	$71.93	$76.92	$64.48	$62.19	$68.39	$3.54	5%
Book Value per share	$30.93	$30.43	$30.56	$30.01	$29.46	$1.47	5%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Mar 31, 2018 vs. Mar 31, 2017
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$811	$870	$867	$831	$824	($13)	(2%)
Payment Services	45	29	36	36	44	1	2%
Total	$856	$899	$903	$867	$868	($12)	(1%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	550	607	579	551	503	47	9%
PULSE Network	989	1,029	996	961	870	119	14%
Total	1,539	1,636	1,575	1,512	1,373	166	12%

NETWORK VOLUME
PULSE Network	$43,158	$42,386	$39,828	$38,848	$36,066	$7,092	20%
Network Partners	4,553	3,280	3,811	3,461	3,661	892	24%
Diners Club International [1]	8,390	8,373	7,989	7,800	7,382	1,008	14%
Total Payment Services	56,101	54,039	51,628	50,109	47,109	8,992	19%
Discover Network - Proprietary	32,382	36,267	33,576	33,342	29,859	2,523	8%
Total	$88,483	$90,306	$85,204	$83,451	$76,968	$11,515	15%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Mar 31, 2018 vs. Mar 31, 2017
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$18,641	$14,955	$16,155	$14,722	$17,981	$660	4%
Total Loan Receivables	82,744	84,248	80,443	77,997	75,853	6,891	9%
Allowance for Loan Losses	(2,736)	(2,621)	(2,531)	(2,384)	(2,264)	(472)	(21%)
Net Loan Receivables	80,008	81,627	77,912	75,613	73,589	6,419	9%
Premises and Equipment, net	848	825	800	774	750	98	13%
Goodwill and Intangible Assets, net	417	418	418	419	420	(3)	(1%)
Other Assets	2,053	2,262	2,323	2,229	2,055	(2)	NM
Total Assets	$101,967	$100,087	$97,608	$93,757	$94,795	$7,172	8%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$41,321	$39,367	$38,703	$37,709	$37,094	$4,227	11%
Brokered Deposits and Other Deposits	19,809	19,397	17,432	15,155	16,428	3,381	21%
Deposits	61,130	58,764	56,135	52,864	53,522	7,608	14%
Borrowings	26,244	26,326	26,737	26,438	26,823	(579)	(2%)
Accrued Expenses and Other Liabilities	3,722	4,105	3,549	3,196	3,185	537	17%
Total Liabilities	91,096	89,195	86,421	82,498	83,530	7,566	9%
Total Equity	10,871	10,892	11,187	11,259	11,265	(394)	(3%)
Total Liabilities and Stockholders' Equity	$101,967	$100,087	$97,608	$93,757	$94,795	$7,172	8%

LIQUIDITY
Liquidity Portfolio	$17,550	$13,560	$13,906	$13,865	$16,213	1,337	8%
Undrawn Credit Facilities [1]	35,099	35,153	33,696	31,877	30,823	4,276	14%
Total Liquidity	$52,649	$48,713	$47,602	$45,742	$47,036	$5,613	12%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Mar 31, 2018 vs. Mar 31, 2017
BALANCE SHEET STATISTICS
Total Common Equity	$10,308	$10,329	$10,627	$10,699	$10,705	($397)	(4%)
Total Common Equity/Total Assets	10.1%	10.3%	10.9%	11.4%	11.3%
Total Common Equity/Net Loans	12.9%	12.7%	13.6%	14.2%	14.5%

Tangible Assets	$101,550	$99,669	$97,190	$93,338	$94,375	$7,175	8%
Tangible Common Equity [1]	$9,891	$9,911	$10,209	$10,280	$10,285	($394)	(4%)
Tangible Common Equity/Tangible Assets [1]	9.7%	9.9%	10.5%	11.0%	10.9%
Tangible Common Equity/Net Loans [1]	12.4%	12.1%	13.1%	13.6%	14.0%
Tangible Common Equity per share [1]	$28.15	$27.69	$27.89	$27.40	$26.90	$1.25	5%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	14.0%	13.8%	14.7%	15.2%	15.7%
Tier 1 Risk Based Capital Ratio	12.5%	12.3%	13.2%	13.7%	14.1%
Tier 1 Leverage Ratio	10.6%	10.8%	11.4%	11.8%	11.8%
Common Equity Tier 1 Capital Ratio	11.9%	11.6%	12.5%	13.0%	13.4%
	Basel III Fully Phased-in
Common Equity Tier 1 Capital Ratio [2]	11.8%	11.6%	12.5%	13.0%	13.4%

RATIO OF EARNINGS TO FIXED CHARGES
Ratio of Earnings to Fixed Charges [3,4]	2.8	3.2	3.2	3.2	3.3

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP data schedule

[2] Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Basel III Fully Phased-in Common Equity Tier 1 Capital, a non-GAAP measure. The Company believes that the Common Equity Tier 1 Capital Ratio based on Fully Phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of Common Equity Tier 1 Capital and Risk Weighted Assets calculated under Fully Phased-in Basel III rules to Common Equity Tier 1 Capital and Risk Weighted Assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

[3] Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense

4 The Ratio of Earnings to Fixed Charges is a year-to-date statistic. The periods reported reflect the three months ended March 31, 2018, the twelve months ended December 31, 2017, the nine months ended September 30, 2017, the six months ended June 30, 2017 and the three months ended March 31, 2017

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Mar 31, 2018 vs. Mar 31, 2017
AVERAGE BALANCES
Assets
Cash and Investment Securities	$15,058	$15,290	$14,547	$14,616	$15,424	($366)	(2%)
Restricted Cash	821	276	848	559	819	2	—%
Credit Card Loans	65,983	64,791	62,647	60,700	60,122	5,861	10%
Private Student Loans	9,432	9,158	8,986	9,020	9,197	235	3%
Personal Loans	7,387	7,455	7,208	6,820	6,582	805	12%
Other Loans	452	398	348	314	284	168	59%
Total Loans	83,254	81,802	79,189	76,854	76,185	7,069	9%
Total Interest Earning Assets	99,133	97,368	94,584	92,029	92,428	6,705	7%
Allowance for Loan Losses	(2,615)	(2,530)	(2,379)	(2,262)	(2,166)	(449)	(21%)
Other Assets	4,221	4,252	4,192	4,147	4,166	55	1%
Total Assets	$100,739	$99,090	$96,397	$93,914	$94,428	$6,311	7%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$39,825	$38,807	$37,900	$36,956	$36,316	$3,509	10%
Brokered Deposits and Other Deposits	19,638	18,244	16,192	15,600	16,242	3,396	21%
Total Interest-bearing Deposits	59,463	57,051	54,092	52,556	52,558	6,905	13%
Short-term Borrowings	1	2	1	2	1	—	—%
Securitized Borrowings	16,180	16,676	17,206	16,141	16,960	(780)	(5%)
Other Long-term Borrowings	9,945	9,768	9,721	9,979	9,600	345	4%
Total Interest-bearing Liabilities	85,589	83,497	81,020	78,678	79,119	6,470	8%
Other Liabilities & Stockholders' Equity	15,150	15,593	15,377	15,236	15,309	(159)	(1%)
Total Liabilities and Stockholders' Equity	$100,739	$99,090	$96,397	$93,914	$94,428	$6,311	7%

AVERAGE RATES
Assets
Cash and Investment Securities	1.57%	1.34%	1.31%	1.12%	0.90%	67	bps
Restricted Cash	1.68%	1.34%	1.15%	0.89%	0.70%	98	bps
Credit Card Loans	12.85%	12.79%	12.83%	12.66%	12.65%	20	bps
Private Student Loans	7.89%	7.69%	7.56%	7.45%	7.29%	60	bps
Personal Loans	12.43%	12.27%	12.33%	12.22%	12.18%	25	bps
Other Loans	5.98%	5.66%	5.56%	5.59%	5.39%	59	bps
Total Loans	12.21%	12.14%	12.15%	11.98%	11.94%	27	bps
Total Interest Earning Assets	10.51%	10.41%	10.39%	10.19%	9.99%	52	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.59%	1.44%	1.37%	1.29%	1.25%	34	bps
Brokered Deposits and Other Deposits	2.19%	2.12%	2.12%	2.07%	1.98%	21	bps
Total Interest-bearing Deposits	1.79%	1.65%	1.59%	1.52%	1.48%	31	bps
Short-term Borrowings	1.75%	1.31%	1.33%	1.06%	0.67%	108	bps
Securitized Borrowings	2.43%	2.19%	2.37%	2.31%	2.17%	26	bps
Other Long-term Borrowings	4.49%	4.30%	4.30%	4.36%	4.38%	11	bps
Total Interest-bearing Liabilities	2.22%	2.07%	2.08%	2.04%	1.98%	24	bps

Net Interest Margin	10.23%	10.28%	10.28%	10.11%	10.07%	16	bps
Net Yield on Interest-earning Assets	8.59%	8.64%	8.60%	8.44%	8.30%	29	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Mar 31, 2018 vs. Mar 31, 2017
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$82,744	$84,248	$80,443	$77,997	$75,853	$6,891	9%
Average Loans [1,2]	$83,254	$81,802	$79,189	$76,854	$76,185	$7,069	9%

Interest Yield	12.21%	12.14%	12.15%	11.98%	11.94%	27	bps
Gross Principal Charge-off Rate	3.74%	3.45%	3.26%	3.36%	3.25%	49	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	3.84%	3.54%	3.35%	3.47%	3.37%	47	bps
Net Principal Charge-off Rate	3.09%	2.85%	2.63%	2.71%	2.60%	49	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	3.17%	2.92%	2.71%	2.79%	2.69%	48	bps
Delinquency Rate (30 or more days) excluding PCI Loans [3]	2.23%	2.20%	2.05%	1.93%	1.97%	26	bps
Delinquency Rate (90 or more days) excluding PCI Loans [3]	1.06%	0.99%	0.91%	0.88%	0.92%	14	bps
Gross Principal Charge-off Dollars	$769	$711	$651	$645	$611	$158	26%
Net Principal Charge-off Dollars	$635	$583	$527	$520	$489	$146	30%
Net Interest and Fee Charge-off Dollars	$136	$119	$107	$110	$106	$30	28%
Loans Delinquent 30 or more days [3]	$1,800	$1,806	$1,605	$1,457	$1,445	$355	25%
Loans Delinquent 90 or more days [3]	$855	$815	$709	$667	$675	$180	27%

Allowance for Loan Loss (period end)	$2,736	$2,621	$2,531	$2,384	$2,264	$472	21%
Reserve Change Build/ (Release) [4]	$116	$96	$147	$120	$97	$19
Reserve Rate	3.31%	3.11%	3.15%	3.06%	2.98%	33	bps
Reserve Rate Excluding PCI Loans [3]	3.35%	3.15%	3.20%	3.11%	3.04%	31	bps

CREDIT CARD LOANS
Ending Loans	$65,577	$67,291	$63,475	$61,797	$59,757	$5,820	10%
Average Loans	$65,983	$64,791	$62,647	$60,700	$60,122	$5,861	10%

Interest Yield	12.85%	12.79%	12.83%	12.66%	12.65%	20	bps
Gross Principal Charge-off Rate	4.08%	3.73%	3.53%	3.71%	3.61%	47	bps
Net Principal Charge-off Rate	3.32%	3.03%	2.80%	2.94%	2.84%	48	bps
Delinquency Rate (30 or more days)	2.33%	2.28%	2.14%	2.00%	2.06%	27	bps
Delinquency Rate (90 or more days)	1.18%	1.12%	1.02%	0.98%	1.03%	15	bps
Gross Principal Charge-off Dollars	$663	$612	$555	$561	$535	$128	24%
Net Principal Charge-off Dollars	$540	$496	$439	$445	$422	$118	28%
Loans Delinquent 30 or more days	$1,529	$1,532	$1,359	$1,237	$1,233	$296	24%
Loans Delinquent 90 or more days	$777	$751	$646	$603	$616	$161	26%

Allowance for Loan Loss (period end)	$2,252	$2,147	$2,091	$1,980	$1,892	$360	19%
Reserve Change Build/ (Release)	$105	$56	$111	$88	$102	$3
Reserve Rate	3.43%	3.19%	3.29%	3.21%	3.17%	26	bps

Total Discover Card Volume	$34,327	$38,574	$35,581	$35,297	$32,406	$1,921	6%
Discover Card Sales Volume	$30,850	$35,339	$32,161	$32,172	$29,134	$1,716	6%
Rewards Rate	1.27%	1.23%	1.30%	1.20%	1.25%	2	bps
[1] Total Loans includes Home Equity and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

[4]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Mar 31, 2018 vs. Mar 31, 2017
PRIVATE STUDENT LOANS
Ending Loans (excluding PCI)	$7,416	$7,076	$6,998	$6,594	$6,689	$727	11%
Ending PCI Loans [1]	$1,956	$2,084	$2,202	$2,322	$2,449	($493)	(20%)
Ending Loans	$9,372	$9,160	$9,200	$8,916	$9,138	$234	3%

Interest Yield	7.89%	7.69%	7.56%	7.45%	7.29%	60	bps
Net Principal Charge-off Rate	0.92%	1.03%	1.14%	0.85%	0.60%	32	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.17%	1.34%	1.52%	1.15%	0.83%	34	bps
Delinquency Rate (30 or more days) excluding PCI Loans [2]	2.25%	2.35%	2.14%	2.12%	2.04%	21	bps

Reserve Rate	1.82%	1.77%	1.77%	1.78%	1.70%	12	bps
Reserve Rate excluding PCI Loans [2]	1.93%	1.89%	1.89%	1.91%	1.80%	13	bps

PERSONAL LOANS
Ending Loans	$7,307	$7,374	$7,397	$6,955	$6,663	$644	10%

Interest Yield	12.43%	12.27%	12.33%	12.22%	12.18%	25	bps
Net Principal Charge-off Rate	4.03%	3.62%	3.19%	3.18%	3.16%	87	bps
Delinquency Rate (30 or more days)	1.37%	1.40%	1.27%	1.14%	1.12%	25	bps

Reserve Rate	4.12%	4.08%	3.63%	3.38%	3.10%	102	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Mar 31, 2018 vs. Mar 31, 2017
DIRECT BANKING
Interest Income	$2,569	$2,556	$2,476	$2,338	$2,278	$291	13%
Interest Expense	469	436	426	400	386	83	22%
Net Interest Income	2,100	2,120	2,050	1,938	1,892	208	11%
Other Income	394	423	401	408	375	19	5%
Revenue Net of Interest Expense	2,494	2,543	2,451	2,346	2,267	227	10%
Provision for Loan Losses	751	678	675	639	594	157	26%
Total Other Expense	932	995	909	876	849	83	10%
Income Before Income Taxes	$811	$870	$867	$831	$824	($13)	(2%)

Net Interest Margin	10.23%	10.28%	10.28%	10.11%	10.07%	16	bps
Pretax Return on Loan Receivables	3.95%	4.22%	4.35%	4.34%	4.39%	(44)	bps

Allowance for Loan Loss (period end)	$2,728	$2,613	$2,525	$2,377	$2,258	$470	21%
Reserve Change Build/ (Release) [1]	$116	$94	$148	$119	$107	$9

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM
Other Income	81	71	74	73	72	9	13%
Revenue Net of Interest Expense	81	71	74	73	72	9	13%
Provision for Loan Losses	—	1	(1)	1	(8)	8	NM
Total Other Expense	36	41	39	36	36	—	—%
Income Before Income Taxes	$45	$29	$36	$36	$44	$1	2%

[1]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared plus treasury share repurchases minus common stock issued under employee benefit plans and stock based compensation

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Discover Card Sales Volume represents Discover card activity related to net sales

Discover Card Volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross proprietary sales volume on the Discover Network

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Ratio of Earnings to Fixed Charges is a year-to-date statistic and represents income before income tax expense and fixed charges divided by fixed charges for the reporting period. Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense for the reporting period

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, for a Bank Holding Company to be considered "well-capitalized," total risk-based and tier 1 risk-based capital ratios of 10% and 6% respectively must be maintained. Under Basel III, to meet the regulatory minimum a Bank Holding Company must maintain total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 8%, 6%, 4%, and 4.5% respectively. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
GAAP Total Common Equity	$10,308	$10,329	$10,627	$10,699	$10,705
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(162)	(163)	(163)	(164)	(165)
Tangible Common Equity [1]	$9,891	$9,911	$10,209	$10,280	$10,285

Common Equity Tier 1 Capital (Basel III Transition)	$10,081	$10,114	$10,419	$10,492	$10,501
Adjustments Related To Capital Components During Transition [2]	(27)	(27)	(25)	(25)	(26)
Common Equity Tier 1 Capital (Basel III Fully Phased-in)	$10,054	$10,087	$10,394	$10,467	$10,475

Common Equity Tier 1 Capital Ratio (Basel III Transition)	11.9%	11.6%	12.5%	13.0%	13.4%
Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) [3]	11.8%	11.6%	12.5%	13.0%	13.4%

GAAP Book Value Per Share	$30.93	$30.43	$30.56	$30.01	$29.46
Less: Goodwill	(0.72)	(0.72)	(0.69)	(0.68)	(0.67)
Less: Intangibles	(0.46)	(0.45)	(0.45)	(0.44)	(0.43)
Less: Preferred Stock	(1.60)	(1.57)	(1.53)	(1.49)	(1.46)
Tangible Common Equity Per Share	$28.15	$27.69	$27.89	$27.40	$26.90

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

[2] Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion

[3]  Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Common Equity Tier 1 Capital (Basel III Fully Phased-in), a non-GAAP measure, divided by Risk Weighted Assets (Basel III Fully Phased-in)

Note: See Glossary of Financial Terms for definitions of financial terms